Subsequent Events	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Subsequent Events

NOTE 20 SUBSEQUENT EVENTS

On February 25, 2013, TDS entered into an Asset Purchase Agreement with Baja Broadband, LLC (“Baja”) to acquire substantially all of the assets of Baja for $267.5 million in cash, subject to a working capital adjustment. Baja is a cable company that passes approximately 212,000 households in markets in Colorado, New Mexico, Texas, and Utah and offers video, broadband and voice services. The transaction is subject to governmental regulatory approvals, compliance with the Hart-Scott-Rodino Act and other conditions. Subject to approvals, the transaction is expected to close in the third quarter of 2013.